May 18, 2016

ADVANTAGE FUNDS, INC.

– Dynamic Total Return Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2016

The following information supplements the information contained in "Principal Investment Strategy" and "Principal Risks" in the summary prospectus:

Effective August 1, 2016, the fund may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives.  The subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund.

Subsidiary risk.  By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments.  The investments held by the subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund.  Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders.  There also may be federal income tax risks associated with the fund's investment in the subsidiary.

Tax risk.  As a regulated investment company, the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended.  The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments.  The tax treatment of some of the fund's commodity-linked positions and the fund's investment in the subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the Internal Revenue Service that could affect the character, timing or amount of the fund's taxable income or any gains and distributions made by the fund.

The following information supplements and replaces any contrary information contained in "Goal and Approach" and "Investment Risks" in the statutory prospectus:

Effective August 1, 2016, the fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands.  The fund may invest up to 25% of its total assets in the subsidiary, which has the same investment objective, investment adviser and sub-investment adviser as the fund.  The subsidiary principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets.  The subsidiary also may invest in fixed-income securities, which are intended to serve as margin or collateral for its derivatives positions.  With respect to its investments, the subsidiary is generally subject to the same investment restrictions and limitations and will follow the same compliance policies and procedures as the fund.  The fund and the subsidiary may test for compliance with certain investment restrictions on a consolidated basis.  The subsidiary, unlike the fund, however, may invest without limitation in commodity-related instruments.  Investments in the subsidiary are intended to provide the fund with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the fund.

Subsidiary risk.  By investing in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments.  The derivatives and other investments held by the subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund.  These risks are described elsewhere in the prospectus.  The subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, unless otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act.  As an investor in the subsidiary, the fund does not have all of the protections offered to investors by the 1940 Act.  The fund, however, wholly owns and controls the subsidiary, and the subsidiary is managed by the fund's investment adviser.  Changes in the laws of the United States and/or the Cayman Islands could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders.  For example, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary.  If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the fund would be adversely affected.

Tax risk.  As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended.  The fund intends to achieve exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments.  The fund intends to take the position that income and gains from its investments in the subsidiary and certain commodity-linked structured notes will constitute "qualifying income."  However, the tax treatment of income from commodity-related investments and the fund's income from the subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the Internal Revenue Service (IRS) that could affect the character, timing, and/or amount of the fund's taxable income or capital gains and distributions it makes.  The IRS has issued many private letter rulings to RICs concluding that income derived from their investment in a wholly-owned subsidiary and certain commodity-linked structured notes would constitute qualifying income to the RIC.  The IRS has indicated that the granting of these types of private letter rulings is currently suspended.  As a result, the fund has not received, and there can be no assurance that the IRS would grant, such a private letter ruling.  If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the fund qualifying as a RIC for U.S. federal income tax purposes.